U.S. Global Technology and Aerospace & Defense ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
China - 1.1%
Lenovo Group Ltd. - ADR	1,164	$31,405

France - 4.9%
Dassault Aviation SA	435	143,462

Germany - 8.8%
Rheinmetall AG	180	256,723

Israel - 3.7%
Cognyte Software Ltd. (a)	13,602	106,096

Norway - 3.9%
Kongsberg Gruppen ASA	768	112,053

Taiwan - 3.4%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	591	98,106

United Kingdom - 8.2%
Chemring Group PLC	21,711	103,768
Cohort PLC	8,622	133,093
		236,861

United States - 65.2%(b)
A10 Networks, Inc.	4,704	76,863
Alarm.com Holdings, Inc. (a)	468	26,044
Alphabet, Inc. - Class A	147	22,732
Applied Materials, Inc.	1,251	181,545
Arista Networks, Inc. (a)	522	40,444
Booz Allen Hamilton Holding Corporation	1,629	170,361
Dell Technologies, Inc. - Class C	606	55,237
Eaton Corp. PLC	87	23,649
F5, Inc. (a)	474	126,212
General Dynamics Corporation	789	215,066
Hewlett Packard Enterprise Company	2,620	40,427
Hexcel Corporation	3,348	183,336
KLA Corporation	135	91,773
Leidos Holdings, Inc.	1,446	195,123
Microsoft Corporation	66	24,776
Monolithic Power Systems, Inc.	141	81,777
NVIDIA Corporation	1,512	163,871
Parsons Corporation (a)	966	57,197
Skyworks Solutions, Inc.	1,320	85,312
Vertiv Holdings Company - Class A	462	33,356
		1,895,101
TOTAL COMMON STOCKS (Cost $3,006,571)		2,879,807

SHORT-TERM INVESTMENTS - 0.8%		Value
Money Market Funds - 0.8%	Shares
First American Government Obligations Fund - Class X, 4.27% (c)	24,566	24,566
TOTAL SHORT-TERM INVESTMENTS (Cost $24,566)		24,566

TOTAL INVESTMENTS - 100.0% (Cost $3,031,137)		2,904,373
Other Assets in Excess of Liabilities - 0.0% (d)		1,035
TOTAL NET ASSETS - 100.0%		$2,905,408
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
ASA - Advanced Subscription Agreement
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

U.S. Global Technology and Aerospace & Defense ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,879,807	$–	$–	$2,879,807
Money Market Funds	24,566	–	–	24,566
Total Investments	$2,904,373	$–	$–	$2,904,373

Refer to the Schedule of Investments for further disaggregation of investment categories.